Introduction, basis of presentation of the consolidated financial statements and other information	12 Months Ended
Dec. 31, 2021
Intro, basis of presentation of the consolidated financial statements and other information
Introduction, basis of presentation of the consolidated financial statements and other information

1.  Introduction, basis of presentation of the consolidated financial statements and other information

a)   Introduction

Banco Santander México, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México (hereinafter, “Banco Santander México”) together with its subsidiaries (hereinafter, the “Bank”) is a subsidiary of Grupo Financiero Santander México, S.A. de C.V. (hereinafter, “the Group”, “Parent” or “Parent company”), which is a subsidiary of Banco Santander, S.A. in Spain (hereinafter, “Banco Santander (Spain)” or “Ultimate Parent”) and holds 96.16% (see Note 3) of its common stock and is regulated by, among others, the Credit Institutions Law (Ley de Instituciones de Crédito), the General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito), Regulated Multiple Purpose Finance Entities and Market Participants in Relation to Derivatives Contracts Listed on the Mexican Market issued by the Mexican National Banking and Securities Commission (hereinafter, “CNBV” by its Spanish acronym) and the Mexican Central Bank (hereinafter, “Central Bank”, “Mexican Central Bank” or “Banco de México”).

The shares of the Bank are listed on the Mexican Stock Exchange and on the New York Stock Exchange as American Depositary Shares. The Bank is subject to the supervision and oversight of the CNBV, the Mexican Central Bank and the United States Securities and Exchange Commission.

The Bank’s main activity is to render banking and credit services under the terms of applicable laws, which services include, among others, reception of deposits, granting of loans, trading of securities and the execution of trust contracts.

Per legal requirements, Banco Santander México has unlimited liability for the obligations assumed and losses incurred by each of its subsidiaries.

The Bank conducts its business through branches and offices located throughout Mexico. The Bank is one of the largest private-sector banks in Mexico. The main office of the Bank is located at Prolongacion Paseo de la Reforma 500, Lomas de Santa Fe, Alvaro Obregon, Ciudad de Mexico, Mexico.

The issuance of the consolidated financial statements was authorized by Héctor Blas Grisi Checa, Executive President and Chief Executive Officer (CEO) and Director of the Bank on March 3, 2022. These consolidated financial statements are pending the approval of the Board of Directors and of the ordinary shareholders’ meeting, where they may be modified, based on provisions set forth in the Mexican Corporations Law (Ley General de Sociedades Mercantiles).

COVID-19 pandemic

Near the end of 2019, a new strain of coronavirus denominated SARS-CoV-2 (hereinafter, “COVID-19”) was first reported. In that period, clusters of cases showing the symptoms of a ‘pneumonia of unknown cause’ were identified in Wuhan, the capital of Central China’s Hubei province.

On December 31, 2019, China alerted the World Health Organization (“WHO”) of this new virus and on January 31, 2020, the International Health Regulations Emergency Committee of the WHO declared the outbreak a ‘Public Health Emergency of International Concern’. Since then, COVID-19 has progressively spread around the world, initially in parts of Asia, from where it then moved to Europe, the United States of America and Latin America, among others. On March 11, 2020, the WHO declared the COVID-19 outbreak to be a pandemic.

In the United States of America and Latin America, the health crisis began later than in Europe, so its impact was greatest at the end of the first quarter of 2020 and there are no clear signs of recovery during 2020.

Viruses change and evolve over time and as they spread between people; just as COVID-19 has. Most of the changes have little or no effect on viruses. However, some changes may have an influence, such as their ease of spread, the disease severity, or the effectiveness of vaccines, drugs for treatment, diagnostics, or other public and social health measures.

When changes cause a virus to become substantially different from the original virus, the new virus is said to be a "variant"; Since COVID-19 has spread throughout the world, different variants have emerged in many countries.

On November 26, 2021, the WHO declared the "Omicron" variant as a virus of concern, following the advice of the WHO Technical Advisory Group on the Evolution of the Virus. This decision was based on the evidence presented that this variant has several mutations that can have an impact on its behavior, for example, how easily it spreads or the severity of the disease it causes.

COVID-19 has significantly affected the world economy. Countries all over the world responded to the COVID-19 pandemic by imposing a variety of measures trying to contain its expansion and impact, including lockdowns on millions of people, the implementation of mass quarantines and other containment measures, travel restrictions, limiting public gatherings and the temporary suspension of most economic activity. The measures adopted led to a notable decrease in global economic activity, disruption of supply chains, falls in production and demand, which resulted in significant Gross Domestic Product (GDP) falls in the most relevant countries, exchange rate volatility, sharp declines and high volatility in the financial and commodities markets worldwide, among others.

The Bank’s priority is to protect the health of its employees, customers and shareholders but also to help mitigate the economic and financial impact cause by the health crisis. In this respect, several work streams were activated to find the best possible outcome for customers as well as to preserve the Bank’s strength and solvency while safeguarding the health and safety of its employees, such as:

●	Identification of vulnerable customers and sectors that are affected or could be affected by the COVID-19 pandemic.
●	Follow-up of customers’ evolution, to ensure that they continue to be provided with the best solution for their situation. This monitoring is accompanied by recovery management activities when necessary.
●	Provide to all the employees special safety and protection measures.
●	Redefine the way of working to adapt to remote working.
●	Ensure the physical and mental well-being of the employees who continued to work in corporate offices, or face to face with customers. These measures included providing masks, gloves and protective screens, as well as the reorganization of physical space to ensure the recommended social distance, combined with strict personal hygiene measures.
●	Sent out newsletters including updates on the health crisis
●	Financial well-being was also covered, offering various financial support measures to help employees who are experiencing financial difficulties, such as flexible loans or salary advances.
●	Training and development programs were adapted to a new online format. In particular, those related to project management, leadership and remote working efficiency.

During 2021, the Bank began a program for the return of its employees to the corporate offices, with the objective of achieving a 50% attendance once the COVID-19 pandemic ended. This program was suspended due to the arrival of the Ómicron variant in Mexico in December 2021 and by virtue of safeguarding the health of its employees and business continuity, the Bank reduced attendance in central areas to 25% and canceled face-to-face meetings.

Bank’s Management has a reasonable expectation that the Bank has adequate resources to continue in operational existence for the near future. Thus, they continue to adopt the going concern basis of accounting in preparing the consolidated financial statements.

b)   Basis of presentation

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (hereinafter, “IFRS”) as issued by the International Accounting Standards Board (hereinafter, “IASB”) and IFRIC interpretations, which are developed by the IFRS Interpretations Committee (previously the International Financial Reporting Interpretations Committee or IFRIC) and issued after approval by the IASB.

The consolidated financial statements have been prepared on a historical cost basis, except for financial assets and liabilities at fair value through profit or loss (including trading financial derivative instruments), financial assets at fair value through other comprehensive income, hedging financial derivative instruments, non-current assets held for sale and plan assets of defined benefit pension plans, that have been measured at fair value at the end of each reporting period, as explained in the accounting policies below (see Note 2).

Historical cost is based on the fair value of the consideration given in exchange for goods and services.

The carrying values of recognized assets and liabilities that are designated as hedged items in fair value hedges that would otherwise be carried at amortized cost are adjusted to recognize changes in the fair values attributable to the risks that are being hedged in effective hedge relationships.

The consolidated financial statements are presented in Mexican pesos. As used in these consolidated financial statements, the term “billion” means one thousand million (1,000,000,000).

The consolidated financial statements filed for Mexican statutory purposes are prepared in accordance with accounting rules and regulations prescribed by the CNBV, as amended, which are hereinafter referred to as Mexican Banking GAAP. Mexican Banking GAAP is composed of Mexican Financial Reporting Standards (“NIF” by its Spanish acronym) as issued by the Mexican Board of Financial Reporting Standards (“CINIF” by its Spanish acronym), which, in turn, are supplemented and modified by specific rules mandated by the CNBV.

As of December 31, 2021, the most significant differences between Mexican Banking GAAP and IFRS are:

a)   Allowance for impairment losses

For Mexican Banking GAAP purposes, the allowance for impairment losses and provisions for off-balance sheet risk is determined using prescribed formulas that are based primarily on an expected credit loss model. The expected credit loss model is developed by the CNBV using information compiled from the Mexican lending market as a whole, which may differ from the Bank’s expected credit loss model.

In some cases, CNBV can approve the use of internal models to determine the allowance for impairment losses under Mexican Banking GAAP, as an alternative to the regulatory expected credit loss model.

b)   Effects of inflation

Mexican Banking GAAP requires the recognition of the comprehensive effects of inflation when an economic environment becomes inflationary, which, for purposes of Mexican Banking GAAP, is indicated by a three-year cumulative inflation rate of approximately 26% or more.

c)   Actuarial gains and losses of the pension plan

IFRS require the recognition of actuarial gains and losses from the year immediately through other comprehensive income without recycling to profit or loss. Under Mexican Banking GAAP there is an option to recognize actuarial gains and losses from the year, immediately through other comprehensive income as remeasurement of defined benefit obligation and demand their subsequent recycling to profit or loss based on the average remaining life of the pension plan, or to profit or loss of the period in which are determined.

d)   Deferred employee profit sharing

Mexican Banking GAAP requires the recognition of the deferred compulsory employee profit sharing effect based on the temporary differences arising between book and tax value of the assets and liabilities.

e)   Consolidation of special purpose entities

Mexican Banking GAAP does not require the consolidation of those special purpose entities created before January 1, 2009 over which control is exercised.

f)    Impairment losses of non-current assets held for sale

For Mexican Banking GAAP, impairment losses from non-current assets held for sale are determined based on formulas prescribed by the CNBV.

g)     Leases

As a lessee, Mexican Banking GAAP distinguishes leases between two types:

●	Operating lease, if the lease does not transfer substantially all the risk and rewards incidental to ownership, the lease payments should be recognized as an expense in the income statement over the lease term on a straight-line basis, unless another systematic basis is more representative of the time pattern of the user's benefit.
●	Finance lease, if the lease transfer substantially all the risk and rewards incidental to ownership, at commencement of the lease term, finance leases should be recognized as an asset (decreased by depreciation) and a liability (decreased by payments).

h)    Finance leases

At the beginning of the contract, the lessor will recognize the contractual value (nominal) of the leasing operation within its loan portfolio, against the cash outflow for the acquisition of the underlying asset and the corresponding financial income to be accrued as established by Mexican Banking GAAP.

i)    Fair value measurements of financial instruments

For Mexican Banking GAAP, the fair value measurement of financial derivative instruments non-listed in recognized markets does not consider the counterparty credit risk (Credit Value Adjustment) and the  entity’s own credit risk (Debit Value Adjustment).

Fair value measurement of financial liabilities at fair value through profit or loss does not consider the entity’s own credit risk for Mexican Banking GAAP.

The notes to the consolidated financial statements contain supplementary information to that presented in the consolidated balance sheets, consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in total equity and consolidated statements of cash flows. The notes provide, in a clear, relevant, reliable and comparable manner, narrative descriptions and breakdowns of these consolidated financial statements.

Resolutions and provisions issued by the CNBV to address the contingency derived from the COVID-19 pandemic

During 2020, the CNBV issued some resolutions and provisions to face the contingency derived from the COVID-19 pandemic. In this sense, the CNBV postponed to January 1, 2022 the entry into force of several Mexican Banking GAAP amendments contained in the General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito), which was originally scheduled for January 1, 2021 for local reporting purposes.

New and amended IFRS that are effective for the current year

In the current year, the Bank has applied the below amendments to IFRS and International Accounting Standards (hereinafter, “IAS”) issued by the IASB that are mandatorily effective for the accounting period beginning on January 1, 2021. Their adoption has not had any material impact on the disclosures or on the amounts reported in these consolidated financial statements.

●	Amendments to IFRS 16 – COVID-19 Related Rent Concessions
●	Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 – Interest Rate Benchmark Reform Phase 2

Amendments to IFRS 16 Leases – COVID-19 Related Rent Concessions

In response to the COVID-19 pandemic, rent concessions have been granted to lessees. Such concessions might take a variety of forms, including payment holidays and deferral of lease payments.

In May 2020, the IASB made an amendment to IFRS 16 that provide practical relief for lessees in accounting for rent concessions. The practical expedient permits a lessee to elect not to assess whether a COVID-19 related rent concession is a lease modification. A lessee that makes this election shall account for any change in lease payments resulting from a COVID-19 related rent concession, the same way it would account for the change as if the change was not a lease modification.

Entities applying the practical expedients must disclose this fact, whether the expedient has been applied to all qualifying rent concessions or, if not, information about the contracts to which it has been applied, as well as the amount recognized in profit or loss arising from the rent concessions.

The relief was originally limited to reduction in lease payments that were due on or before June 30, 2021. However, in 2021 the IASB subsequently extended this date to June 30, 2022.

If a lessee already applied the original practical expedient, it is required to continue to apply it consistently, to all lease contracts with similar characteristics and in similar circumstances, using the subsequent amendment. If a lessee did not apply the original practical expedient to eligible lease concessions, it is prohibited from applying the expedient in the 2021 amendment.

However, if a lessee has not yet established an accounting policy on applying (or not) the practical expedient to eligible lease concessions, it can still decide to do so.

During 2021, the Bank did not have rent concessions, therefore, this amendment to IFRS 16 is not applicable.

Amendments to IFRS 9 Financial Instruments, IAS 39 Financial Instruments: Recognition and Measurement, IFRS 7 Financial Instruments: Disclosures, IFRS 4 Insurance Contracts and IFRS 16 Leases – Interest Rate Benchmark Reform Phase 2

Following the financial crisis, the replacement of benchmark interest rates such as the London Inter-bank Offered Rate (LIBOR) and other Interbank Offered Rates (IBOR), hereinafter the “IBOR Reform”, became a priority for global regulators. Given the pervasive nature of IBOR-based contracts, there are impacts of these changes on financial reporting under IFRS.

On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (FCA), which regulates the LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of the LIBOR benchmarks after 2021.

The IASB has issued two-phase amendments to provide reliefs from the effects of the IBOR Reform.

-	Phase 1 - amendments to IFRS 9, IAS 39 and IFRS 7 (IBOR Reform Phase 1) provided temporary reliefs to enable hedge accounting to continue during the period of uncertainty before the replacement of an IBOR with an alternative nearly risk-free interest rate (“RFR”). The IBOR Reform Phase 1 amendments were effective for periods beginning on or after January 1, 2020.
-	Phase 2 - amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 (IBOR Reform Phase 2) provides temporary reliefs to address the accounting issues, which arise upon the replacement of an IBOR with an RFR. These amendments were published by the IASB on August 27, 2020 and are effective for annual periods beginning on or after January 1, 2021.

The Phase 2 amendments provide the following reliefs:

When changing the basis for determining contractual cash flows for financial assets and liabilities (including lease liabilities), the reliefs have the effect that the changes, that are necessary as a direct consequence of IBOR reform and which are considered economically equivalent, will not result in an immediate gain or loss in the income statement.

The hedge accounting reliefs will allow most IAS 39 or IFRS 9 hedge relationships that are directly affected by IBOR reform to continue.

The objective of IBOR Reform Phase 2 amendments is to assist entities in providing useful information about the effects of the transition to an RFR and support preparers in applying the requirements of IFRS when changes are made to contractual cash flows or hedging relationships because of the transition to an RFR. The IBOR Reform Phase 2 amendments affect the following key areas: changes in the basis for determining the contractual cash flows because of IBOR Reform, hedge accounting and disclosures.

IBOR Reform Phase 2 amendments provide specific guidance on how to treat financial assets and financial liabilities where the basis for determining the contractual cash flows changes because of IBOR Reform. This can include cases where the contractual terms are amended, cases where the contractual terms are not amended but for example, where the method for calculating the interest rate benchmark is altered, and cases where an existing contractual term is activated such as when a fallback clause is triggered.

As a practical expedient, the IBOR Reform Phase 2 amendments require an entity to apply IFRS 9, such that the change in the basis for determining the contractual cash flows is applied prospectively by revising the effective interest rate. This practical expedient only applies when the change in the basis for determining the contractual cash flows is necessary as a direct consequence of IBOR Reform and the new basis for determining the contractual cash flows is economically equivalent to the previous basis (i.e. the basis immediately preceding the change).

The IBOR Reform Phase 2 amendments provide a non-exhaustive list of examples of changes that give rise to a new basis for determining the contractual cash flows that is economically equivalent to the previous basis:

a)	The replacement of an existing interest rate benchmark used to determine the contractual cash flows of a financial asset or financial liability with an RFR or implementation of a reform of an interest rate benchmark by changing the method used to calculate the interest rate benchmark, with the addition of a fixed spread necessary to compensate for the basis difference between the existing interest rate benchmark and the RFR;
b)	Changes to the reset period, reset dates or the number of days between coupon payment dates in order to implement the reform of an interest rate benchmark; and
c)	The addition of a fallback provision to the contractual terms of a financial asset or financial liability to enable any of the changes described in a) and b) above to be implemented.

Given the similarity of financial liabilities in IFRS 9 and lease liabilities in IFRS 16, the IASB has provided a similar practical expedient in IFRS 16. The practical expedient applies when the interest rate benchmark on which lease payments are based is changed as a direct consequence of IBOR Reform and the change is done on an economically equivalent basis. Like the practical expedient in IFRS 9, the change in the contractual cash flows is applied prospectively. If additional modifications are made to lease contracts that are not required by IBOR Reform, a lessee shall apply the applicable requirements in IFRS 16 to account for all lease modifications made at the same time, including those required by IBOR Reform.

An entity may apply the hedge accounting requirements of either IFRS 9 or IAS 39 and therefore both Standards have been amended. The amendments to IFRS 9 and IAS 39 introduce an exception to the existing requirements so that changes in the formal designation and documentation of a hedge accounting relationship, that are needed to reflect the changes required by IBOR Reform, do not result in the discontinuation of hedge accounting or the designation of a new hedging relationship. These changes to the hedge relationship must be made by the end of the reporting period during which a change required by IBOR Reform occurs.

The exception applies to the changes to the hedge designation that are limited to one or more of the following changes:

a)	Designating an RFR (contractually or non-contractually specified) as a hedged risk;
b)	Amending the description of the hedged item, including the description of the designated portion of the cash flows or fair value being hedged; or
c)	Amending the description of the hedging instrument; and
d)	For those applying IAS 39, amending the description of how the entity will assess hedge effectiveness.

For the purpose of assessing the retrospective effectiveness of a hedging relationship on a cumulative basis according to IAS 39, an entity may elect to reset the cumulative fair value changes of the hedged item and hedging instrument to zero. This election is made separately for each hedging relationship (i.e. on an individual hedging relationship basis). This election was introduced to minimize the risk that entities would fail the retrospective effectiveness assessment of a hedging relationship when they transition to an RFR.

The amendments to IFRS 7 require that an entity provide disclosures that enable a user to understand the nature and extent of risks arising from the IBOR Reform, how the entity is managing those risks, its progress in completing the transition from interest rate benchmarks to RFR and how it is managing the transition. To achieve this objective, an entity is required to disclose:

-	How it is managing the transition to RFR, its progress at the reporting date and the risks to which it is exposed arising from financial instruments because of the transition;
-	Disaggregated by significant interest rate benchmark subject to IBOR Reform, quantitative information about financial instruments that have yet to transition to an RFR as at the end of the reporting period, showing separately: non-derivative financial assets, non-derivative financial liabilities and financial derivatives; and
-	If the IBOR Reform has resulted in changes to an entity’s risk management strategy, a description of those changes.

As of December 31, 2021, the IBOR Reform Phase 2 did not have material impact in the consolidated financial statements.

The Bank is exposed to the following benchmarks interest rates, which are subject to the IBOR Reform: USD LIBOR and Euro Overnight Index Average (EONIA). The exposures arise on financial derivatives and non-derivative financial assets.

In accordance with the exceptions permitted in the Phase 2 amendments, the Bank has elected not to restate comparative financial information for the prior periods to reflect the application of these amendments. Since the Bank had no transactions for which the benchmark rate had been replaced with an alternative benchmark rate, there is no impact on opening balances as a result of retrospective application.

The main risks to which the Bank has been exposed as a result of the IBOR Reform are:

-	Legal risks arising from potential changes required to documentation for new and existing transactions;
-	Risk management, financial and accounting risks arising from market risk models and from valuation, hedging, discontinuation and recognition of financial instruments linked to benchmark interest rates;
-	Business risk of a decrease in revenues of products linked to benchmark interest rates that will be replaced;
-	Pricing risks arising from how changes to benchmark interest rates could impact pricing mechanisms on some instruments;
-	Operational risks arising from the potential requirement to adapt Information Technology (IT) systems, trade reporting infrastructure and operational processes;
-	Conduct risks arising from the potential impact of communication with customers and engagement during the transition period, and
-	Litigation risks regarding our existing products and services, which could adversely impact our profitability.

In order to monitor the risks and address the challenges of the transition, Banco Santander (Spain) launched the IBOR Transition Programme in 2019 with the involvement of Bank’s Management. This programme has a group wide scope and reports on a regular basis to Executive Management involving statutory committees. Its main objective is to ensure a smooth operational transition and address any potential customer and conduct related issues that could arise from the IBOR transition. It also aims to ensure that all impacted areas and business units understand the risks associated with the transition in a homogeneous way and can take appropriate measures to mitigate them.

This IBOR Transition Programme is aligned with the recommendations, guidance and milestones defined by regulators and working groups of different jurisdictions and is structured around the following areas: Technology and Operations, Legal, Client Outreach, Risk Management and Models, Conduct and Communications and Accounting and Finance.

The Bank has also closely monitored the financial markets and the output from the various industry working groups managing the transition to new benchmark interest rates. This includes announcements made by LIBOR regulators, such as the FCA, Alternative Reference Rates Committee (ARRC) and the United States Commodity Futures Trading Commission (CFTC) regarding the transition from LIBOR including British pound sterling (GBP) to the Sterling Overnight Index Average rate (SONIA), United States dollar (USD) LIBOR to the Secured Overnight Financing Rate (SOFR) and EONIA to the Euro short-term rate (€STR).

On March 5, 2021, the FCA announced the final dates for the cessation of LIBORs:

–	On December 31, 2021, the publication of some LIBORs ceased, such as USD LIBOR (1-week and 2-month terms), CHF LIBOR (all terms), GBP LIBOR (overnight, 1-week, 2-month and 12-month terms), JPY LIBOR (overnight, 1-week, 2-month, and 12-month terms) and EUR LIBOR (all terms).
–	On June 30, 2023, the publication of USD LIBOR (overnight, 12-month and 12-month maturities) will cease and the calculation methodology for USD LIBOR (1-month, 3-month and 6-month maturities) will be reformed and become non-representative.

As mentioned above, the breakdown by type of financial asset as of December 31, 2021 of the total of unreformed contracts whose maturity date will be after June 30, 2023 is as follows:

	USD LIBOR	USD LIBOR
	Total of unreformed contracts	Total amount of unreformed contracts

Derivatives at fair value (1)	3,690	9,363
Loans at amortized cost (2)	703	35,306
Other assets at cost	14	138
	4,407	44,807

(1) The notional amount of derivatives assets and liabilities as of December 31, 2021 was 733,462 and 733,886, respectively.

(2) The amount of loans at amortized cost excludes 1,110 million pesos of the allowance for impairment losses.

As of December 31, 2021, the Bank has other financial instruments, including derivatives, loans and other assets referenced to the USD LIBOR with a maturity date prior to June 30, 2023. The Bank has no plans to modify these contracts prior to their contractual maturity; therefore, the Bank does not expect a significant impact arising from IBOR Reform relating to these contracts.

Following the recommendations of international and local organizations, as of January 1, 2022, the Bank is no longer offering new loans and derivatives at USD LIBOR, the Bank uses SOFR, in order not to generate more legacy to have to renegotiate in the future. As of December 31, 2021, the Bank has no contractual exposure to EONIA rates.

The International Swaps and Derivatives Association (ISDA) reviewed its standardized contracts in the light of the IBOR Reform and amended certain floating-rate options in the 2006 ISDA definitions to include alternative clauses that applied in the permanent discontinuation of certain key IBOR. ISDA published an IBOR fallback supplement to amend the 2006 ISDA definitions and an IBOR fallback protocol to facilitate multilateral amendments to include the amended floating-rate options in financial derivative transactions that were entered into before the date of the supplement. The Bank has adhered to the protocol and intends to monitor whether its counterparties will also adhere. If this plan changes or there are counterparties who will not adhere to the protocol, the Bank will negotiate with them bilaterally about including new fallback clauses.

The Bank has no other transactions that are affected by the newly effective requirements.

New and revised IFRS in issue but not yet effective

At the date of authorization of these consolidated financial statements, the following IFRS had been issued but were not mandatory for annual reporting periods ending on December 31, 2021:

●	Amendments to IAS 1 – Classification of Liabilities as Current or Non-current
●	Amendments to IAS 1 and IFRS Practice Statement 2 – Disclosure of Accounting Policies
●	Amendments to IAS 8 – Definition of Accounting Estimates
●	Amendments to IAS 12 – Deferred Tax related to Assets and Liabilities arising from a Single Transaction
●	Amendments to IAS 16 – Property, Plant and Equipment: Proceeds before Intended Use
●	Amendments to IAS 37 – Onerous Contracts – Cost of Fulfilling a Contract
●	Amendments to IFRS 3 – Reference to the Conceptual Framework
●	Amendments to IFRS 10 and IAS 28 – Sale or Contribution of Assets between an Investor and its Associate or Joint Venture
●	Annual Improvements to IFRS Standards 2018–2020 Cycle

Bank’s Management does not expect any material impact from the adoption of these Amendments and Annual Improvements.

c)   Critical accounting estimates and judgments

IFRS requires that Bank’s Management make certain estimates and utilize certain assumptions to determine the valuation of items included in the consolidated financial statements and to make required disclosures.

The COVID-19 pandemic resulted in the application of further judgment due to the evolving nature of the pandemic and the limited recent experience of the economic and financial impacts of such event. The COVID-19 pandemic also affected the assumptions and estimation uncertainty associated with the measurement of assets and liabilities.

Although the actual results may differ, Bank’s Management believes that the estimates, assumptions and judgments utilized in preparing the consolidated financial statements and related disclosures were appropriate under the circumstances.

Use of critical estimates

To update the estimates, the Bank's Management has considered that since March 2020, COVID-19 has spread toward many countries, including Mexico. While there has been a worsening of the macroeconomic outlook to date, the extent to which the COVID-19 pandemic will ultimately affect the Bank's results will depend on future developments, including actions to contain or treat the disease and mitigate its impact in the Mexican economy, which generate uncertainties in the Bank’s estimates. For this reason, the Bank's Management has assessed the current situation according to the best information available, when evaluating the potential impacts of the COVID-19 pandemic on the estimates made during the year.

The critical accounting estimates applied are as follows:

- Fair value measurement of financial instruments (see Note 2.d.iii and Note 45.d).

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions. The most objective and common reference for the fair value of a financial instrument is the price that would be paid for it on an active, liquid and deep market (quoted price or market price). Fair value under IFRS is an exit price regardless of whether that price is directly observable or estimated using another valuation technique.

When there is no market price for a given financial instrument, its fair value is estimated on the basis of the price established in recent transactions involving similar instruments and, in the absence thereof, of valuation techniques commonly used by the international financial community, taking into account the specific features of the instrument to be measured and, particularly, the various types of risk associated with it.

In estimating the fair value of an asset or a liability, the Bank takes into account the characteristics of the asset or liability if market participants would consider those characteristics when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in the consolidated financial statements for certain financial instruments is determined on such a basis, except for share-based payment transactions that are within the scope of IFRS 2 Share-based Payment and measurements that have some similarities to fair value but are not fair value, such as value in use defined in IAS 36 Impairment of Assets.

When there is no market price available for an identical instrument, the Bank measures fair value using other valuation techniques that are commonly used by the financial markets that maximize the use of relevant observable inputs and minimize the use of unobservable inputs as explained in Note 2.d.

The availability of observable prices or inputs varies by product and market, and may change over time. The level of judgment from Bank’s Management required in establishing fair value of financial instruments for which there is a quoted price in an active market is minimal. Similarly, there is little subjectivity or judgment required for instruments valued using valuation models that are standard across the industry and where all parameter inputs are quoted in active markets. The level of subjectivity and degree of judgment from Bank’s Management required are more significant for those instruments valued using specialized and sophisticated models and those where some or all of the parameter inputs are not observable.

In making appropriate valuation adjustments, the Bank follows methodologies that consider factors such as liquidity and credit risk (both counterparty credit risk in relation to financial assets and its own credit risk in relation to financial liabilities, which are at fair value through profit or loss).

As of December 31, 2021, no significant reduction exists in observable prices from sources used for the valuation of financial instruments. Given the low market complexity as a rule for the Bank’s portfolios, there have been no significant reclassifications between levels. The Bank continues to monitor the evolution of the financial markets, their liquidity, and the observability conditions of the valuation inputs in order to apply the criteria established in the Bank for the levelling of assets and liabilities measured at fair value.

- Fair value estimates used in disclosures (see Note 2.d.iii and Note 45.d).

For financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 according to IFRS 13 Fair Value Measurement based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

●	Level 1: inputs that are quoted market prices (unadjusted) in active markets for identical instruments;
●	Level 2: inputs other than quoted prices included within Level 1 that are observable either directly (i.e., as prices) or indirectly (i.e., derived from prices). This category includes instruments valued using: quoted market prices in active markets for similar instruments; quoted prices for identical or similar instruments in markets that are considered less than active; or other valuation techniques in which all significant inputs are directly or indirectly observable from market data; and
●	Level 3: inputs that are unobservable. This category includes all instruments for which the valuation technique includes inputs not based on observable data and the unobservable inputs have a significant effect on the instrument’s valuation. This category includes instruments that are valued based on quoted prices for similar instruments for which significant unobservable adjustments or assumptions are required to reflect differences between the instruments.

This disclosure is provided in Note 2.d.iii.

For financial instruments measured at amortized cost (which includes, balances with the Central Bank, loans and advances to customers, debt instruments, deposits and short-term and long-term debt issued), the Bank discloses the fair value. This disclosure is provided in Note 45.d; generally, there is no trading activity in these instruments and the fair value determination requires significant judgment from Bank’s Management.

-	Allowance for impairment losses and provisions for off-balance sheet risk (see Note 2.g, Note 8.c, Note 9.c, Note 11.c and Note 24.f).

The Bank assesses on a forward-looking basis the expected credit losses associated with its financial assets carried at amortized cost and at fair value through other comprehensive income. The impairment methodology applied depends on whether there has been a significant increase in credit risk. The Bank considers a financial asset to have experienced a significant increase in credit risk, since initial recognition, taking into account different quantitative, qualitative or backstop criteria. If it is determined that a significant change in credit risk has occurred, the expected credit losses are re-evaluated and the credit losses are quantified.

The Bank uses the concept of expected credit loss methodology according to IFRS 9 to quantify the credit losses as further discussed in Note 2.g.

The accounting estimates and judgments related to the allowance for impairment losses and provisions for off-balance sheet risk are a critical accounting estimate for the Bank because the underlying assumptions used to assess the impairment can change from period to period and may significantly affect the Bank’s profit, particularly in circumstances of economic and financial uncertainty. Further, the statistical models incorporate numerous estimates and judgments (for example, Probability of Default, Loss Given Default and segmentation of loans in groups with similar credit risk characteristics, etc.).

Further details about expected credit loss measurement are given in Note 2.g.

- The recognition and measurement of deferred tax assets (see Note 26.d).

As discussed in Note 2.w, deferred tax assets and liabilities include temporary differences, which are identified as the amounts expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities and their related tax bases, tax losses and tax credit carryforwards. These amounts are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled.

The Bank has reassessed its ability to generate future taxable income in relation to the recoverability of deferred tax assets recognized in the consolidated balance sheet. The COVID-19 pandemic introduced new uncertainties, that the Bank has considered in its analysis of the recoverability of deferred tax assets, such as depth, severity and duration of the COVID-19 pandemic, and effectiveness of vaccination program and the new variants that have arisen in recent months. In determining the amount of deferred tax assets to be recognized, the Bank used updated expectations and estimates on projections of future events and trends, which may affect the consolidated financial statements, including a review of the eligible carryforward periods, available tax planning opportunities and other relevant considerations.

Bank’s Management considers that the recovery period of these assets would not be significantly affected and that it is not necessary to adjust the deferred tax assets recognized based on the results of the analyses performed.

The Bank believes that the accounting estimate related to the deferred tax assets is a critical accounting estimate because it requires significant judgment of the Bank’s Management and the underlying assumptions used in the estimate can change from period to period (for example, future projected operating performance of the Bank).

- Goodwill and business combinations (see Note 16).

Goodwill and intangible assets include the cost of acquired subsidiaries in excess of the fair value of the tangible net assets recognized in connection with acquisitions as well as acquired intangible assets. Accounting for goodwill and acquired intangible assets requires estimates from Bank’s Management regarding: (1) the fair value of the acquired intangible assets and the initial amount of goodwill to be recognized, (2) the amortization period (for identified intangible assets other than those with indefinite lives or goodwill) and (3) the recoverability of the carrying value of acquired intangible assets.

The useful lives of acquired intangible assets are estimated based on the period over which the assets are expected to contribute directly or indirectly to the future cash flows of the Bank.

To determine the initial amount of goodwill to be recognized on an acquisition, the Bank determines the fair value of the consideration and the fair value of the net assets acquired. The Bank uses internal analysis, generally based on discounted cash flow techniques, to determine the fair value of the net assets acquired and non-cash components of the consideration paid. The actual fair value of net assets acquired could differ from the fair value determined, resulting in an under- or over-statement of goodwill.

Goodwill arising on an acquisition of a business is carried at cost as established at the date of acquisition of the business less accumulated impairment losses, if any.

- Impairment of goodwill (see Note 16).

IAS 36 requires that a cash-generating unit (CGU) to which goodwill has been allocated is tested for impairment annually, or more frequently when there is an indication that the CGU may be impaired. IAS 36 establishes a minimum of indicators in assessing whether there is any impairment indication, so even though there is uncertainty about how the COVID-19 pandemic is going to affect the economy, the Bank concluded that as of December 31, 2021 there are no impairment indications.

Determining whether goodwill is impaired requires an estimation of the value in use of the CGU to which goodwill has been allocated. The value in use calculation requires estimating the future cash flows expected to arise from the CGU and a suitable discount rate in order to calculate present value.

The estimated future cash flows are based on updated financial budgets and business plans that reflect the most recent developments, such as the economic impacts of the COVID-19 pandemic on unemployment, GDP, interest rates and inflation.

Where the actual future cash flows are less than expected, an impairment loss may arise. The impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the CGU and then to the other assets of the CGU pro rata based on the carrying amount of each asset in the CGU. Any impairment loss for goodwill is recognized directly in the consolidated income statement. An impairment loss recognized for goodwill is not reversed in subsequent periods.

On disposal of the relevant CGU, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.

Details of the impairment of goodwill calculation are set out in Note 16.

- Defined benefit plan (see Note 24.c).

The net cost of the defined benefit pension plan and other post-employment medical benefits and the present value of the pension obligation are determined using the projected unit credit method, with actuarial valuations being carried out at the end of each annual reporting period. An actuarial valuation involves making various assumptions that may differ from actual developments in the future. These assumptions include the determination of the discount rate. Any changes in these assumptions will affect the carrying amount of pension obligations.

The Bank determines the appropriate discount rate at the end of each year. This interest rate should be used to determine the present value of estimated future cash outflows expected to be required to settle the pension obligations. The Bank’s defined benefit obligation is discounted at a rate set by reference to market yields on Mexican government bonds at the end of the reporting period.

As of December 31, 2021, the COVID-19 pandemic did not have a significant impact on actuarial assumptions, which are considered a key source for the re-measurement of the defined benefit obligation.

Further details about pension obligations are given in Note 24.c.

- Recognition and measurement of certain provisions and contingencies.

Provisions are recognized when the Bank has a present obligation (legal or constructive) as a result of a past event; it is probable that an outflow of cash or other economic resources will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. If an outflow is not probable, the item is treated as a contingent liability.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

The Bank estimates and provides for probable losses that may arise out of litigation, regulatory proceedings and uncertain income tax matters to the extent that a current obligation exists, the losses are probable and can be reasonably estimated. Significant judgment is required in making these estimates and the Bank’s final liabilities may ultimately be materially different. The Bank’s actual losses may differ materially from recognized amounts.

Further details about recognition and measurement of certain provisions and contingencies are given in Note 24.

- Lease term

In determining the lease term, Bank’s Management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated).

Further details about lease term are given in Note 2.k and Note 15.

- Discount rate for leases as a lessee

To determine the incremental borrowing rate, the Bank applies the Cross Section methodology, which consists of estimating the credit spread of the Bank based on the Credit Default Swaps information available from different entities. Under the Cross Section methodology, the following factors are considered to obtain the credit spread:

●	Economic sector,
●	Geographical area,
●	Rating, and
●	An assumption to represent that at least one factor described above, match with the factors related to the Bank.

Further details about discount rate for leases as a lessee are given in Note 2.k and Note 15.

d)   Events after the reporting period

The Bank continues to monitor the COVID-19 pandemic situation and will take further action as necessary in response to the economic disruption from new variants.

The following significant event occurred from January 1, 2022 to the date on which these consolidated financial statements were authorized for issue:

On January 19, 2022, the Bank liquidated the Subordinated Additional Tier I Capital Notes issued on December 29, 2016 for an amount of USD 500 million.